UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2024

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)

One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02. Results of Operations and Financial Condition.

On September 4, 2024, Casey's General Stores, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended July 31, 2024 (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On August 28, 2024, the Company held its 2024 annual shareholders’ meeting (the “Meeting”). The matters voted upon, and results, were as follows:

At the Meeting, the following eleven nominees were elected, by a majority vote, to serve until the next annual shareholders’ meeting and until their successors are elected and qualified (Proposal #1):

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sri Donthi	31,362,897	97,763	51,630	2,740,556
Donald E. Frieson	31,173,123	288,932	50,235	2,740,556
Cara K. Heiden	31,400,437	60,903	50,950	2,740,556
David K. Lenhardt	31,064,087	397,167	51,036	2,740,556
Maria Castañón Moats	31,393,894	69,073	49,323	2,740,556
Darren M. Rebelez	30,727,016	735,244	50,030	2,740,556
Larree M. Renda	31,252,648	209,952	49,690	2,740,556
Judy A. Schmeling	31,074,730	388,119	49,441	2,740,556
Michael Spanos	31,393,027	67,717	51,546	2,740,556
Gregory A. Trojan	31,398,911	62,139	51,240	2,740,556
Allison M. Wing	31,402,795	77,359	32,136	2,740,556

At the Meeting, the vote to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2025, was as follows (Proposal #2):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,591,302	604,606	56,938	0

At the Meeting, the advisory vote on named executive officer compensation was as follows (Proposal #3):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,749,195	671,054	92,041	2,740,556

At the Meeting, the vote on the shareholder proposal regarding independent board chair policy was as follows (Proposal #4):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,396,742	25,028,680	86,868	2,740,556

At the Meeting, the vote on the shareholder proposal regarding greenhouse gas emissions reporting was as follows (Proposal #5):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,925,887	24,372,852	213,551	2,740,556

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Casey's General Stores, Inc. dated September 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: September 4, 2024	By:	/s/ Stephen P. Bramlage Jr.
Stephen P. Bramlage Jr.
Chief Financial Officer